                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                         ----------------------

                                Form 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  March 6, 2000

                      AAMES FINANCIAL CORPORATION
        (Exact name of Registrant as Specified in Its Charter)


         Delaware                    0-19604                   95-340340
----------------------------     -------------------      -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                   (Address of Principal Executive Offices)



                                 (323) 210-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   ANNUAL SHAREHOLDERS MEETING

     Reference is made to the press release of Registrant issued on March 6, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

ITEM 6.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     99   Press release issued March 6, 2000.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AAMES FINANCIAL CORPORATION




Dated: March 6, 2000                    By: /s/ Ralph W. Flick
                                            -----------------------------
                                                Ralph W. Flick
                                                Assistant Secretary





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                                 EXHIBIT INDEX



Exhibit No.                   Description of Exhibit
-----------                   ----------------------
    99                        Press release issued March 6, 2000.







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